UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2017

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 McLaws Cir. Williamsburg, Virginia	23185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 875-7779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2017, we entered into an equity financing agreement (the “EFA”) with GHS Investments LLC (the “Investor”), whereby the Investor has agreed to invest up to twelve million dollars ($12,000,000) in shares of our common stock over the course of 24 months following effective registration of the shares with the Securities and Exchange Commission.

Subject to the terms and conditions of the EFA, we may, in our sole discretion, deliver notices to the Investor which states the dollar amount which we have decided to put to the Investor on a certain date.  The amount that we shall be entitled to put to the Investor may not exceed three hundred percent (300%) of the average of the daily trading dollar volume of the common stock for the ten (10) trading days prior to the applicable notice date, provided such amount does not exceed $300,000.  The purchase price for the shares of stock put to the Investor shall be based on ninety-five percent (95%) of the Volume Weighted Average Price ("VWAP") for the Company's common stock during the pricing period. If the closing price for the Company's stock on the last trading day of the pricing period is less than the Average VWAP during the Pricing Period, then the purchase price shall equal 95% of the lowest closing price for the Company's common stock during the pricing period. If the purchase price equals less than one dollar ($1.00) per share, an additional five percent (5%) will be discounted off of the applicable purchase price.

Funds realized by the Company through the EFA will be used as working capital for operations.

In connection with the EFA, we also entered into a registration rights agreement with the Investor dated October 6, 2017, whereby we agreed to file a Registration Statement on Form S-1 with the Securities and Exchange Commission within thirty (30) days of the date of the registration rights agreement and to have the Registration Statement declared effective by the Securities and Exchange Commission within ninety (90) days after we have filing.

The two agreements are filed as exhibits to this report and the summary above is qualified in its entirety by reference to such exhibits.

Item 9.01   Financial Statements and Exhibits

Exhibits

Exhibit
Number	Description
10.1	Equity Financing Agreement dated October 6, 2017, with GHS Financing, LLC

10.2	Registration Rights Agreement dated October 6, 2017, with GHS Financing LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

Date: October 10, 2017	By:	/s/ Johan Aksel Bergendorff
	Name:	Johan Aksel Bergendorff
	Title:	Chief Financial Officer

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